Exhibit 10.1

	LOAN NUMBER	ACCT. NUMBER	AGREEMENT DATE	CREDIT LIMIT	MATURITY DATE
PRIOR
OBLIGATION	7200001800	103476	01/03/00	$25,000,000.00	07/31/10
INFORMATION

	LOAN NUMBER	ACCT. NUMBER	MODIFICATION DATE	CREDIT LIMIT

	7200001800	103476	07/01/07	$35,000,000.00
AMENDED
OBLIGATION	MATURITY DATE	INDEX (w/margin)	INTEREST RATE	INITIALS
INFORMATION
	07/31/10	Wall Street Journal Prime minus 1.125%	7.125%	DJ

Creditor Use Only
DEBT MODIFICATION AGREEMENT
DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is July 1, 2007. The parties and their addresses are:

LENDER:
AMERICAN NATIONAL BANK
400 EAST 1ST STREET SUITE 110
CASPER, Wyoming 82601
Telephone: (307) 234-5300

BORROWER:
DOUBLE EAGLE PETROLEUM CO.
a Maryland Corporation
777 OVERLAND TRAIL
CASPER, Wyoming 82602
1. DEFINITIONS. In this Modification, these terms have the following meanings:
A. Pronouns. The pronouns “I,” “me,” and “my” refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns. “You” and “your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or the Prior Obligation.
B. Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It is described above in the AMENDED OBLIGATION INFORMATION section.
C. Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.
D. Modification. Modification refers to this Debt Modification Agreement.
E. Prior Obligation. Prior Obligation refers to my existing agreement described above in the PRIOR OBLIGATION INFORMATION section, and any previous extensions, renewals, modifications or substitutions of it.
2. BACKGROUND You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $16,958,299.02. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.
3. TERMS. The Prior Obligation is modified as follows:
4. CONTINUATION OF TERMS. Except as specifically amended by this Modification, all of the terms of the Prior Obligation shall remain in full force and effect.
5. WAIVER I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.
6. REASON(S) FOR MODIFICATION. THIS DEBT MODIFICATION IS TO AMEND THE COVENANT LISTED ON THE COMMERCIAL LOAN AGREEMENT AMENDMENT. THIS IS A REVOLVING LINE OF CREDIT WITH A CREDIT LIMIT OF $35,000,000.00.
7. ADDITIONAL TERMS. THIS DEBT MODIFICATION AGREEMENT IS A CONTINUATION AND SUBSTITUTION OF THAT PROMISSORY NOTE DATED JANUARY 3, 2000 AND ANY AMENDMENTS AND MODIFICATIONS THERETO AND REPRESENTS A CONTINUATION OF THE INDEBTEDNESS EVIDENCED THEREBY. LOAN BALANCES REFERRED TO IN THIS AGREEMENT MAY BE THE BALANCES IN EFFECT AS OF THE DATE THIS AGREEMENT WAS PREPARED. ALL TERMS AND CONDITIONS, EXCEPT AS SPECIFICALLY MODIFIED HEREIN, OF THE PRIOR OBLIGATIONS ARE HEREBY RATIFIED AND CONFIRMED. CONSENT BY LENDER TO THIS MODIFICATION DOES NOT WAIVE LENDER’S RIGHT TO REQUIRE STRICT PERFORMANCE OF THE PRIOR OBLIGATIONS, AS MODIFIED, NOR OBLIGATE LENDER TO MAKE ANY FUTURE MODIFICATIONS. BORROWER AFFIRMS THAT THE LENDER HAS FULLY PERFORMED ITS OBLIGATIONS IN REGARD TO THE INDEBTEDNESS HEREBY BEING MODIFIED, AND THAT BORROWER HAS NO DEFENSES OR RIGHT OF OFFSET AGAINST PAYMENTS OTHERWISE DUE.
8. SIGNATURES. By signing, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

COMMERCIAL LOAN AGREEMENT AMENDMENT
DATE AND PARTIES. The date of this COMMERCIAL LOAN AGREEMENT AMENDMENT (AMENDMENT) is JULY 1, 2007. The parties and their addresses are as follows:

BORROWER:
DOUBLE EAGLE PETROLEUM CO.
a Maryland Corporation
777 OVERLAND TRAIL
CASPER, Wyoming 82602

LENDER:
AMERICAN NATIONAL BANK
400 EAST 1ST STREET SUITE 110
CASPER, Wyoming 82601
Telephone: (307) 234-5300
Whereas, LENDER and all parties constituting BORROWER executed COMMERCIAL LOAN AGREEMENT, DATED JANUARY 3, 2000 (AGREEMENT).
Whereas, BORROWER and LENDER hereto desire to amend the AGREEMENT.
Now, therefore, in consideration of the AGREEMENT, and their mutual covenants herein, BORROWER and LENDER agree as follows:
1. Terms, which are typed herein as all capitalized words and are not defined herein shall have the same meanings as when described in the AGREEMENT.
2. AMENDMENT TO COVENANT “STOCKHOLDER EQUITY WILL NOT DROP BELOW $27,500,000.00 - INCREASED FROM $22,500,000.00.
3. BORROWER certifies by its execution hereof that all of the representations and warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of execution hereof, except as disclosed to LENDER.
4. Except as herein amended, the AGREEMENT continues to be the valid, binding obligation of BORROWER.
All terms and conditions of the AGREEMENT not affected or amended by this AMENDMENT are hereby ratified and confirmed.
IN WITNESS WHEREOF, this AMENDMENT has been executed by the parties hereto on the day and year first above written.